ADVISORSHARES RESTAURANT ETF

Schedule of Investments

September 30, 2024 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 92.2%

Food – 4.8%
US Foods Holding Corp.(a)	2,404	$147,846

Food Service – 5.1%
Aramark	4,020	155,695

Retail – 82.3%
Arcos Dorados Holdings, Inc., Class A (Brazil)	6,331	55,206
BJ’s Restaurants, Inc.(a)	2,581	84,037
Brinker International, Inc.(a)	2,042	156,274
Casey’s General Stores, Inc.	266	99,939
Cava Group, Inc.(a)	1,127	139,579
Cheesecake Factory, Inc. (The)	4,058	164,552
Chipotle Mexican Grill, Inc.(a)	1,372	79,055
Darden Restaurants, Inc.	827	135,736
Dine Brands Global, Inc.	1,479	46,189
Domino’s Pizza, Inc.	333	143,237
Dutch Bros, Inc., Class A(a)	4,058	129,978
El Pollo Loco Holdings, Inc.(a)	12,058	165,195
McDonald’s Corp.	364	110,842
Restaurant Brands International, Inc. (Canada)	1,560	112,507
Shake Shack, Inc., Class A(a)	880	90,825
Sweetgreen, Inc., Class A(a)(b)	4,220	149,599
Texas Roadhouse, Inc.	1,087	191,964
Wingstop, Inc.	431	179,330
Yum China Holdings, Inc. (China)	3,700	166,574
Yum! Brands, Inc.	906	126,577
Total Retail		2,527,195

Total Common Stocks (Cost $2,103,336)		2,830,736

MONEY MARKET FUND – 9.5%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 4.89%(c) (Cost $291,532)	291,532	291,532

Total Investments – 101.7% (Cost $2,394,868)		3,122,268
Liabilities in Excess of Other Assets – (1.7%)		(53,651)
Net Assets – 100.0%		$3,068,617

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $146,586; the aggregate market value of the collateral held by the fund is $151,645. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $151,645.
(c)	Rate shown reflects the 7-day yield as of September 30, 2024.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

September 30, 2024 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of September 30, 2024, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,830,736	$–	$–	$2,830,736
Money Market Fund	291,532	–	–	291,532
Total	$3,122,268	$–	$–	$3,122,268

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Food	4.8%
Food Service	5.1
Retail	82.3
Money Market Fund	9.5
Total Investments	101.7
Liabilities in Excess of Other Assets	(1.7)
Net Assets	100.0%